EXHIBIT 10(hh)

                             CONDOMINIUM UNIT DEED
                                BURT CONDOMINIUM

SBSB PROPERTIES LIMITED PARTNERSHIP, a Delaware Limited Partnership, for consideration paid, and in full consideration of SIX HUNDRED THOUSAND EIGHT HUNDRED ELEVEN and NO/100 ($600,811.00) DOLLARS, grants to SOUTH BOSTON SAVINGS BANK, a Massachusetts banking corporation, duly organized and existing under and by virtue of the laws of the Commonwealth of Massachusetts, having its principal place of business at 460 West Broadway, South Boston, Suffolk County, Massachusetts, with QUITCLAIM COVENANTS, those certain condominium units located in Quincy, Massachusetts more particularly described as follows:

Units numbered 1A, 1, 2, 3, & 4 of Burt Condominium in Quincy, Norfolk County, Massachusetts, in premises now known as and numbered 440 Hancock Street, said condominium created pursuant to Massachusetts General Laws, Chapter 183A, by Master Deed dated October 28, 1985, recorded with Norfolk County Registry of Deeds in Book 6846, Page 590 and are shown on Plan Nos. 1496 and 1497 of 1985 recorded in Plan Book 329.

Unit Number 1A is conveyed together with an undivided 6.805 percent interest in the common areas and facilities.

Unit Number 1 is conveyed together with an undivided 13.178 percent interest in the common areas and facilities.

Unit Number 2 is conveyed together with an undivided 12.234 percent interest in the common areas and facilities.

Unit Number 3 is conveyed together with an undivided 11.188 percent interest in the common areas and facilities.

Unit Number 4 is conveyed together with an undivided 10.589 percent interest in the common areas and facilities.

The Units conveyed subject to and with the benefit of the provisions of said Chapter 183A of the General Laws; the provisions, easements, agreements, restrictions and covenants of the Condominium, as set forth in said Master Deed and the provisions of the by-Laws of the Burt Condominium Trust.

The Units are intended for business and commercial purposes.

The Post Office Address of the Units is 440 Hancock Street, Quincy, Massachusetts 02171.

Unit Number 1 is conveyed with the exclusive right to use parking spaces numbered 17, 18 and 19 as shown on the aforesaid Plans.

Unit Number 2 is conveyed with the exclusive right to use parking spaces numbered 20, 21 and 22 as shown on the aforesaid Plans.

Unit Number 3 is conveyed with the exclusive right to use parking spaces numbered 23, 28 and 29 as shown on the aforesaid Plans.

Unit Number 4 is conveyed with the exclusive right to use parking spaces numbered 30, 31 and 32 as shown on the aforesaid Plans.

Parking Spaces numbered 13, 14, 15 and 16, as shown on the aforesaid Plans, shall be unreserved and used by all of the Condominium Owners.

Being the same premises conveyed to SBSB Properties Limited Partnership, a Delaware Limited Partnership, by Deed of The Federal Deposit Insurance Corporation, as Liquidating Agent of Granite Co-Operative Bank dated June 29, 1992, recorded with Norfolk County Registry of Deeds in Book 9411, Page 194.

Massachusetts deed excise stamps have been affixed hereto in the amount of $2,740.56 and subsequently canceled prior to recording.

Executed as a sealed instrument this ___ day of _________, 1995.

                                   SBSB Properties Limited Partnership,
                                   a Delaware limited partnership
                                   By:  SBSB Holdings, Inc., a Delaware
                                        corporation, its sole General Partner


                                   By:  __________________________________
                                        Name:  Paul A. Archibald
                                        Title: Treasurer


                         COMMONWEALTH OF MASSACHUSETTS

_______, ss.                                       _____________________, 1995

Then personally appeared the above named Paul Archibald, Treasurer of SBSB Holdings, Inc., sole General Partner of SBSB Properties Limited Partnership, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of such corporation, as sole General Partner, before me,

                                        -----------------------------------
                                                            , Notary Public
                                        My Commission Expires: